Exhibit 99.1

Stephens Fall Investment Conference November 19, 2008

This presentation will contain certain forward-looking statements, as defined by the Private Securities Litigation Reform Act of 1995. These forward-looking statements are, however, subject to certain risks and uncertainties that could cause actual results to differ materially from those implied by the forward-looking statements. Without limitation, these risks and uncertainties include increased competition, dependence on new management, reliance on certain customers and corporate partnerships, shortages of raw materials, dependence on industry trends, access to capital, acceptance of new technology and products, and government regulation. Listeners should review and consider the various disclosures made by the Company in this presentation and in its reports to its stockholders and periodic reports on Forms 10-K and 10-Q. We cannot give assurance that the expectations reflected in our forward-looking statements will prove to be correct. Our actual results could differ materially from those anticipated in these forward-looking statements. All written and oral forward looking statements attributable to us are expressly qualified in their entirety by the factors we disclose that could cause our actual results to differ materially from our expectations. Safe Harbor Statement

Core Strengths Today & Tomorrow Positioned well today to manage through the current cycle... Flight to quality: Strong value proposition and unmatched suite of products with #1 position in North American trailer market Strong customer relationships: Long-standing customer relationships with large carriers supported by superb brand recognition Operational excellence: Implementing cost control and efficiency improvements while right-sizing the business to match current demand Strong financial position: Available borrowing capacity of over $100M as of 9/30/08 Positioned well for the future to deliver sustainable profitability over the long-term... Innovation leader: Best-in-class technology (e.g., DuraPlate(r)) Strong leadership: Seasoned management team with noteworthy bench strengths Compelling strategic plan: Transform WNC into a diversified industrial manufacturer and service provider with reduced cyclicality, improved profitability and higher growth

Company At-A-Glance Key Facts: Founded as a start-up in 1985 IPO in 1991 - NYSE: WNC Headquartered in Lafayette, IN 3,100 employees 2007 sales of $1.1B 2007 trailer production of ~ 46,500 units #1 North American Designer, Manufacturer and Marketer of Truck Trailers and Related Transportation Equipment

WNC Product Offering

Dry Vans

DuraPlate® Dry Vans



DuraPlate HD® Dry Vans



FreightPro® Dry Vans



Refrigerated

Arctic Lite® Vans



Doubles Vans

DuraPlate® Pups



Intermodal

RoadRailer®



Platforms

Benson™ 724



Transcraft ®



Dumps

Benson™

U.S. Trailer Shipments U.S. Trailer Shipments Lessons learned from '01 - '02 downturn: Streamlined manufacturing footprint with fewer plants and increased efficiency Contained costs and reduced annual overhead spend Leveraged relationships with larger carriers that have shown the ability to manage through difficult cycles due to their scale and capitalization structure Source: Projection based on ACT research

Business Strengths and Near-term Objectives Manufacturing Enhancements Flight to quality Strong customer relationships Lafayette transformation Cost Containment Initiatives Optimizing cost structures Strong Customer Relationships Leading Market Position Core strengths that position WNC well during challenging times... Near-term initiatives to weather the storm...

Recognized Industry Leader WNC Competition 45702 171318 WNC Competition 35319 83289 WNC Competition 4659 19259 2007 Total Trailers WNC Competition 5724 26621 WNC Competition 41043 109910 2007 Total Dry Vans 2007 Total Vans 2007 Total Platforms 2007 Total Reefers Source: ACT, WNC, TrailerBody Builders Magazine

WNC Customer Relationships Strong relationships with top-tier carriers

Near-Term Cost Containment Initiatives Continued focus on near-term profitability initiatives: Optimize manufacturing process Decrease manufacturing costs and strengthen competitive position Improve inventory management Improve inventory turns and eliminate dead-stock Optimize cost structure to demand environment Adjust salary and non-salary staffing to effectively manage overhead costs Enhance strategic sourcing Improve purchasing leverage, while building a low-cost global sourcing platform Reduce manufacturing footprint Consolidate and/or idle facilities to re-align production capabilities with demand Overview: Ongoing operational initiatives not only ensure WNC sustains a viable business throughout the current cycle, but also provides a leaner, more efficient foundation to leverage long-term growth

Lafayette Transformation

Enhance Manufacturing Process

Lafayette Transformation

Areas of Focus:

- Transformation
- Update and consolidate assembly lines – six lines to three
  - Pup line integrated into high speed DuraPlate line - completed Q2
  - High spec line integrated into high speed DuraPlate - completed November 3
  - Freight Pro integration into high speed DuraPlate – planned completion March '09
- Optimize raw material storage and handling – eliminate 12 warehouses by early 2009

Key Benefits:

- Streamline production processes and improve manufacturing efficiency
  - Optimize existing line configurations
- Drive margin improvement
  - Improve material handling processes
  - Consolidate dislocated warehouse facilities
  - Reduce labor dependency in tight Lafayette market
- Create additional floor space to facilitate new business opportunities
  - Portable storage units, etc.

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Managing Business for the Long-Term

Develop New Non-core Business Opportunities Develop Global Joint Ventures/ Alliances Make Strategic Acquisitions Optimize Manufacturing Costs Accelerate Strategic Sourcing Initiative Optimize Inventory Mgmt. Create Purchasing Consortium Expand Customer Base Leverage the WNC Brand Optimize and Grow Sales Channels Enhance Succession Planning Process Expand Leadership Development Initiatives Improve Bench Strength Expand Associate Development Initiatives Develop and Launch Next Gen Dry Van Develop and Launch Next Gen Reefer Develop and Launch Fuel Savings Option Packages Strategic Pyramid - Executable Initiatives Innovation Customer Focus People Corporate Growth Operational Excellence Value Creation

Key Elements of the Plan Increase Diversification Improve Operational Excellence Capture Growth Opportunities DuraPlate(r) Products Group Purchasing Consortium Benson Acquisition Mission: Transform Wabash National into a diversified industrial manufacturer and service provider by leveraging core competencies. Improve profitability via operational excellence. Capture additional revenue streams through new product development, new market growth opportunities and selective acquisitions Innovation Leader Industry-leading technology

DuraPlate(r) Composite Panels High density polyethylene (HDPE) core bonded between two sheets of high-strength steel Composite panel is extremely strong, lightweight, and damage resistant Composite characteristics allow it to flex and absorb impact which helps reduce damage Pre-coated galvanized steel skin Galvanized steel skin Foamed HDPE core Industry Leading Innovations -DuraPlate(r)

Industry Leading Innovations

Innovation	Launch Date	Description
EZ-Series® Electrical System	2008	Standardized LED systems utilizing new lighting manufacturing technology
Bonded Skylight	2008	Reduces leaks and simplifies repairs
TrustLock Plus® Door Lock	2009	Proprietary single-lock closing mechanism
Bonding Technologies	2009	Sidewalls and Logistics
New DuraPlate® HD	2009	Increased damage resilience with enhanced floor rating
DuraPlate® Arched Roof	2009	Enhanced damage resistance and decreased weight
Fuel Efficiency	2009	Improved fuel efficiency technologies







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DuraPlate(r) Products Group Non-Core Business Development Leverage materials and skills into business opportunities beyond manufacturing trailers Grow DuraPlate(r) product sales Find and develop new business opportunities to diversify and grow the company Corporate Growth Diversification into markets presents significant long-term opportunities

Current DuraPlate® Products Markets

Utility Truck Bodies/Cargo Trailers

- Expanding relationship with Utilimaster.
- Developing opportunities with other truck body OEMs.
- Establishing relationships in the cargo trailer OEM segment.


FedEx



Portable Containers Industry

- Numerous participants - no dominant box design.
- Opportunities:
  1. Sell DuraPlate® wall panels to container manufacturers;
  2. Produce a standard DuraPlate® container and sell directly to the industry; and/or
  3. Secure an agreement to be the exclusive manufacturer of containers for the top portable container storage company.

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Purchasing Consortium Wabash National VT Specialized Vehicles Corporation Utilimaster Corporation Kentucky Trailer Federal Signal Corporation Key Participants: Participative Consortium (WNC as Principal) Initially four Associate Members Centrally administered and maintained by WNC Collaborative strategic sourcing Approximately $350M additional spend 70% of spend utilizing common supply base Increase efficiencies and economies of scale Target 3% aggregated annual savings for consortium on $350M in spend initially WNC receives a percentage of all savings Operational - November 3, 2008 Areas of Focus: Estimated $10M savings for participants in 2009

3 year operating lease for property and building with purchase option Purchased selected assets Purchased selected inventory No assumption of liabilities Attractive purchase price - $5M Intellectual property included Opportunities for state and local tax incentives Asset Transaction Purchasing - leverage buying power Sales - expand dealer base and pull through branch network Manufacturing and Technology - best practices and continuous improvement Administration - opportunity to consolidate systems and processes Manufacturing and product platform for future growth Synergy Opportunities Benson Acquisition Low cost entry into complementary product lines combined with an ideal facility for flatbed and dump trailer production Acquired assets of well respected aluminum trailer manufacturer Accelerated entry into complimentary product lines

Key Metrics Scorecard

	Reduce Cyclicality	Top-Line Growth	Improve Margins	Productivity Improvements	Earnings Growth
Mid Market Strategy	√	√	√		√
Process Technology Innovation			√	√	√
ERP System			√	√	√
Operational Excellence			√	√	√
Strategic Sourcing			√		√
New Leg	√	√			√
New Products	√	√			√

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Key Metrics Scorecard (cont.) Strategic Initiative Key Metrics Status Operational Excellence Operational Excellence Southern Plant Full utilization within 24 months from start On Hold Lafayette Transformation Assembly line update completed in 1H'09 Warehouse consolidation completed by Q2-09 Completion Targeted Q1 '09 Strategic Sourcing 5% sourced internationally in 2007 Goal of 20% sourced internationally by 2012 Progressing Inventory Management Increase raw material turns from 21 in '07 to 28 in '08 and to 30 in the future Currently 21 turns Purchasing Consortium Launch by 1H'08 Participant cost savings of $1M in 2008, $10M in 2009 Launch Q4 '08 Innovation Innovation Next Generation: Reefer Van Dry Van Introduction: 2011 2012 On Target Corporate Growth Corporate Growth Duraplate Products Group Grow from $5M to $80M by 2012 - 75% CAGR On Target Joint Ventures/Alliances As appropriate Purchasing Consortium Strategic Acquisitions As appropriate Benson

Financials

Financial Highlights 2004 2005 2006 2007 9 mon. '08 East 1041.1 1213.7 1312.2 1102.5 605.5 2004 2005 2006 2007 9 mon. '08 East 1.8 3.06 0.3 0.52 -0.47 2004 2005 2006 2007 9 mon. '08 East 0.121 0.111 0.08 0.083 0.042 Revenue Diluted EPS ($ millions) 2004 2005 2006 2007 9 mon. '08 East 0.086 0.079 0.033 0.045 -0.002 Gross Margin EBITDA Margin

Financial Highlights (cont.) 2004 2005 2006 2007 9 mon. '08 East 56.9 50.5 51.8 59.3 8.3 Operating Cash Flow ($ millions) 2004 2005 2006 2007 9/30/08 Total Equity $164.6 $278.7 $278.0 $279.9 $265.2 Debt $127.5 $125.5 $125.0 $104.5 $84.2 Cash $41.9 $67.4 $29.9 $41.2 $12.3 Inventory Turnover 10.2 10.7 10.0 8.2 6.0 ($ millions)

Financial Outlook 2007 Long-term Revenue $1.1B >$1.5B Market Share (total trailers) 21% 23% Non-trailer Revenue <$5M > $75M Gross Margins 8% > 10% EBITDA Margins 5% > 8%

Core Strengths Today & Tomorrow Positioned well today to manage through the current cycle... Flight to quality: Strong value proposition and unmatched suite of products with #1 position in North American trailer market Strong customer relationships: Long-standing customer relationships with large carriers supported by superb brand recognition Operational excellence: Implementing cost control and efficiency improvements while right-sizing the business to match current demand Strong financial position: Available borrowing capacity of over $100M as of 9/30/08 Positioned well for the future to deliver sustainable profitability over the long-term... Innovation leader: Best-in-class technology (e.g., DuraPlate(r)) Strong leadership: Seasoned management team with noteworthy bench strengths Compelling strategic plan: Transform WNC into a diversified industrial manufacturer and service provider with reduced cyclicality, improved profitability and higher growth